ACM GOVERNMENT OPPORTUNITY FUND

ANNUAL REPORT
JULY 31, 1998

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                          ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

September 23, 1998

Dear Shareholder:

We are pleased to report to you on our investment strategy, performance and outlook of the ACM Government Opportunity Fund. The Fund is designed to provide high current income consistent with prudent investment risk. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments and up to 20% of its assets in equity securities. Additionally, the Fund may utilize other investment instruments, including options and futures.

INVESTMENT RESULTS
The following table shows how your Fund performed over the past six- and 12-month periods ended July 31, 1998. For comparison, we have included performance for the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, which is a standard measure of the performance of a basket of unmanaged debt securities.

Over the past six- and 12-month periods your Fund underperformed its benchmark. Although our U.S. Government allocation posted strong gains, the portfolio's exposure to emerging market debt, which performed poorly over the period, dampened performance.


INVESTMENT RESULTS*
Periods Ended July 31, 1998
                                            TOTAL RETURNS
                                         6 MONTHS      12 MONTHS
                                         --------      ---------
ACM GOVERNMENT OPPORTUNITY FUND            0.35%         6.52%

LEHMAN BROTHERS AGGREGATE BOND INDEX       2.83%         7.87%


* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE LEHMAN BROTHERS (LB) AGGREGATE BOND INDEX IS COMPOSED OF THE MORTGAGE-BACKED SECURITIES INDEX, THE ASSET-BACKED SECURITIES INDEX AND THE GOVERNMENT/CORPORATE BOND INDEX. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


MARKET OVERVIEW
Over the six-month period ended July 31, 1998, the U.S. economy continued its healthy expansion coupled with low inflation. Fueled by strong domestic demand, first quarter Gross Domestic Product (GDP), a standard measure of economic growth, expanded at an annualized rate of 5.5%. In the second quarter, annualized GDP growth slowed to 1.6%, as strong domestic demand was offset by weakening industrial production caused by lower exports to an economically weakened Asia. The Consumer Price Index (CPI), a measure of inflation, recorded a relatively low 1.7% increase year-over-year for the period ended July 31, despite the tightest labor market in 28 years. With inflation benign and growth slowing, the Federal Reserve left interest rates unchanged. Helped by strong economic fundamentals and uncertainty overseas, the U.S. dollar continued to strengthen against the major currencies.

During the six-month period ended July 31, 1998, U.S. bond prices generally rose in value as investors, concerned about events in the emerging markets and Japan, sought the relative safety of U.S. Treasuries. The U.S. Treasury market posted solid returns with longer-term Treasuries outperforming shorter-term Treasuries. When overseas markets stabilized at the beginning of the year, following the volatility in the fourth quarter of 1997, investors' focus shifted to short-term expectations of U.S. monetary policy, causing bond prices to trade within a short range. In May 1998, renewed volatility in Asia, weakness in the yen and fiscal problems in Russia caused a rally in the Treasury market and pushed bond prices higher.

During the period, most developed countries outside of the U.S. continued to experience strong domestic demand but weaker manufacturing activity due to the continued instability and general economic weakness in Asia. Economic growth in these countries remained positive and inflation remained low. Japan was the critical exception as slowing growth and rising unemployment pushed the economy into an official recession. While interest rates generally declined, most developed bond markets outperformed the U.S. bond market in local currency terms.

In the emerging markets, debt prices fell over the six-month period ended July 31, 1998. Strong gains made in


1


                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

the first quarter of 1998 were erased in the second quarter when continued economic weakness was reported from Asia. Though not affected as negatively as debt prices in emerging Asia, Latin American debt suffered when investors fled to the relative safety of developed country debt. In Eastern Europe, Russia's fiscal problems caused its debt to post the lowest returns among all the emerging markets.

INVESTMENT STRATEGY
Over the six-month period ended July 31, 1998, we maintained a modestly barbelled duration structure among our U.S. Government holdings, using a combination of long- and short-maturity securities. In addition, we opportunistically employed securities issued in foreign countries to contribute to the Fund's attractive current income characteristics. For example, we invested in bonds issued by the governments of New Zealand and Australia because both countries export heavily to Asia, and their economies are expected to slow as Asian growth slows; presenting a scenario in which bonds typically perform relatively well. In addition, we held a diversified group of emerging market debt securities which, as of the end of the period, amounted to approximately 12% of the portfolio and spread across seven countries. The Fund continues not to hold any equities.

OUTLOOK
We anticipate slowing global growth and continued benign inflation as Asia exports cheaper goods to the world and imports less from abroad. With inflation subdued, we expect monetary policy in the U.S. to remain unchanged for most of 1998. The current slowing of growth in the U.S. is expected to continue with 1998 GDP estimated around 3.0%. Strong domestic demand will continue to be offset by weakening industrial production and a continued deterioration in the U.S. trade deficit. U.S. interest rates will remain low as the U.S. Treasury market will continue to provide a safe haven for investors during periods of volatility overseas.

Without substantial government spending, the Japanese economy is expected to shrink by 1% this year. Japan's financial and economic difficulties require structural reforms that will take time in a political context that is currently without strong leadership. In Europe, growth is expected to slow to 2.5% in 1998 and inflation should remain subdued. Modest rate decreases are possible prior to the January 1999 launch of the European Monetary Union.

The emerging markets face challenging problems that require time and economic growth for resolution. We expect emerging market debt price volatility to remain elevated, as renewed turmoil in Asia, fiscal and structural problems in Russia and a weakened Japan continue to heighten investor concern about all higher yielding asset classes. Growth in Japan, the world's second largest economy, is critical if the emerging countries are to resume their process of global integration.

Thank you for your continued interest and investment in the ACM Government Opportunity Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


John D. Carifa
Chairman and President


Wayne D. Lyski
Senior Vice President


2


PORTFOLIO OF INVESTMENTS
JULY 31, 1998                                   ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                               AMOUNT
                                                (000)       U.S. $ VALUE
---------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS-89.2%
U.S. TREASURY NOTES-39.5%
  6.25%, 10/31/01 (a)          US$                9,530    $   9,726,566
  6.50%, 5/31/02 (a)                             15,750       16,252,047
  6.50%, 8/15/05 (a)                              2,450        2,583,221
  6.875%, 5/15/06                                 5,500        5,940,006
  7.875%, 11/15/04 (a)                            4,000        4,482,504
  12.75%, 11/15/10 (a)                            3,250        4,607,892
                                                             ------------
                                                              43,592,236

U.S. TREASURY BONDS-39.4%
  8.125%, 8/15/19 (a)                            12,250       15,653,209
  10.75%, 8/15/05 (a)                             4,000        5,182,504
  13.75%, 8/15/04                                 4,500        6,361,880
  14.00%, 11/15/11 (a)                           10,500       16,212,661
                                                             ------------
                                                              43,410,254

U.S. TREASURY STRIP-10.3%
  Zero coupon, 5/15/15                           30,000       11,361,510

Total U.S. Government Obligations
  (cost $96,334,464)                                          98,364,000

SOVEREIGN DEBT OBLIGATIONS-18.3%
ARGENTINA-0.8%
Province of Tucuman
  9.45%, 8/01/04 (b)           US$                  893          848,217

AUSTRALIA-3.2%
Republic of Australia
  7.50%, 9/15/09               AU$                5,000        3,540,686

BRAZIL-1.6%
Republic of Brazil
  10.125%, 5/15/27             US$                2,000        1,792,600

COLOMBIA-3.1%
Republic of Colombia
  8.625%, 4/01/08              US$                3,500        3,379,250

MEXICO-1.1%
Mexican Treasury Bill
  20.18%, 5/06/99 (c)          MXP               12,500        1,183,009

NORWAY-3.0%
Kingdom of Norway
  9.00%, 1/31/99               NOK               25,000        3,363,260

POLAND-1.7%
Republic of Poland
  PDI
  4.00%, 10/27/14 (d)          US$                2,000        1,838,750

RUSSIA-1.5%
Russian Principal Loans
  FRN
  6.625%, 12/15/20 (e)         US$                4,000        1,703,200

SOUTH AFRICA-2.3%
Development Bank of South Africa
  Zero coupon, 12/31/27        ZAR              120,000          402,289
European Bank for Reconstruction
  and Development
  Zero coupon, 12/31/29                         125,000          500,818
International Bank for
  Reconstruction and Development
  Zero coupon, 12/31/25                         200,000          932,134
  Zero coupon, 2/17/26                           60,000          339,493
  Zero coupon, 7/14/27                           75,000          367,948
                                                             ------------
                                                               2,542,682

Total Sovereign Debt Obligations
  (cost $23,328,707)                                          20,191,654

TIME DEPOSIT-0.8%
Bank of New York
  5.125%, 8/03/98
  (cost $908,000)              US$                  908          908,000

TOTAL INVESTMENTS-108.3%
  (cost $120,571,171)                                        119,463,654
Other assets less liabilities-(8.3%)                          (9,149,017)

NET ASSETS-100%                                            $ 110,314,637


3


PORTFOLIO OF INVESTMENTS (CONTINUED)            ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

(a) Securities or portion thereof, with an aggregate market value of $69,589,352, have been segregated to collateralize forward exchange currency contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1998, this security amounted to $848,217 or 0.8% of net assets.

(c)  Annualized yield to maturity at purchase date.

(d) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at July 31, 1998.

(e) Coupon consists of 3.3125% cash payment and 3.3125% paid-in kind of Russian IAN's.

     Glossary of Terms:
     FRN   Floating Rate Note
     PDI   Past Due Interest

     See notes to financial statements.


4


STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1998                                   ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $120,571,171)        $ 119,463,654
  Interest receivable                                                2,339,877
  Net unrealized appreciation of forward exchange
    currency contracts                                                 135,420
  Other assets                                                          12,998
  Total assets                                                     121,951,949

LIABILITIES
  Due to custodian                                                       4,924
  Payable for investment securities purchased                       11,394,445
  Advisory fee payable                                                  64,828
  Administration fee payable                                            12,667
  Accrued expenses                                                     160,448
  Total liabilities                                                 11,637,312

NET ASSETS                                                       $ 110,314,637

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $     130,719
  Additional paid-in capital                                       112,970,688
  Undistributed net investment income                                  277,868
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (2,093,192)
  Net unrealized depreciation on investments and foreign
    currency denominated assets and liabilities                       (971,446)
                                                                 $ 110,314,637

NET ASSET VALUE PER SHARE (based on 13,071,872 shares outstanding)       $8.44


See notes to financial statements.


5


STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1998                        ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                       $   8,974,501

EXPENSES
  Advisory fee                                   $     833,478
  Administrative fee                                   166,691
  Custodian                                            120,841
  Audit and legal                                       55,231
  Transfer agency                                       49,165
  Directors' fees                                       33,140
  Printing                                              29,820
  Miscellaneous                                         25,493
  Total expenses                                                     1,313,859
  Net investment income                                              7,660,642

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain on investment transactions                       2,489,399
  Net realized gain on foreign currency
    transactions                                                       340,523
  Net change in unrealized appreciation of:
    Investments                                                     (3,289,294)
    Foreign currency denominated assets and
      liabilities                                                     (556,539)
  Net loss on investments and foreign
    currency transactions                                           (1,015,911)

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $   6,644,731


See notes to financial statements.


6


STATEMENT OF CHANGES IN NET ASSETS              ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

                                                   YEAR ENDED      YEAR ENDED
                                                    JULY 31,        JULY 31,
                                                     1998            1997
                                                 -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                          $   7,660,642   $   7,592,291
  Net realized gain on investments and
    foreign currency transactions                    2,829,922       8,956,209
  Net change in unrealized appreciation of
    investments and foreign currency
    denominated assets and liabilities              (3,845,833)     (1,346,581)
  Net increase in net assets from operations         6,644,731      15,201,919

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                             (7,660,642)     (7,592,291)
  Distributions in excess of net
    investment income                                 (574,642)       (250,837)
  Total increase (decrease)                         (1,590,553)      7,358,791

NET ASSETS
  Beginning of year                                111,905,190     104,546,399
  End of year (including undistributed net
    investment income of $277,868 and
    $518,624, respectively)                      $ 110,314,637   $ 111,905,190


See notes to financial statements.


7


NOTES TO FINANCIAL STATEMENTS
JULY 31, 1998                                   ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
ACM Government Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign investments, closed forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currency denominated assets and liabilities.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax


8


                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency gains, resulted in a net increase in additional paid-in capital and undistributed net investment income, and a corresponding increase in accumulated net realized loss on investments. This reclassification had no effect on net assets.


NOTE B: ADVISORY, ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to .0625 of 1% of the Fund's average weekly net assets during the month (equal to an annual fee of approximately .75 of 1% of the average weekly net assets).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS") an affiliate of the Adviser, the Fund reimburses AFS for costs related to servicing phone inquiries for the Fund. The Fund reimbursed AFS $1,160 during the year ended July 31, 1998.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P. a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $80,124,004 and $85,115,417, respectively, for the year ended July 31, 1998. There were purchases of $201,404,544 and sales of $200,842,466 of U.S. government and government agency obligations for the year ended July 31, 1998.

At July 31, 1998, the cost of investments for federal income tax purposes was $121,107,224. Accordingly, gross unrealized appreciation of investments was $2,124,974 and gross unrealized depreciation of investments was $3,768,544 resulting in net unrealized depreciation of $1,643,570 (excluding foreign currency transactions).

For federal income tax purposes, the Fund had a capital loss carryforward at July 31, 1998 of $949,604, which will expire in the year 2004.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.


9


NOTES TO FINANCIAL STATEMENTS (CONTINUED)       ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

At July 31, 1998, the Fund had outstanding forward exchange currency contracts as follows:


                          CONTRACT    VALUE ON        U.S. $       UNREALIZED
                           AMOUNT    ORIGINATION     CURRENT      APPRECIATION/
                            (000)       DATE          VALUE      (DEPRECIATION)
                          --------   -----------   -----------   --------------
FORWARD EXCHANGE
CURRENCY SALE CONTRACTS
-----------------------
Australian Dollars,
  settling 9/14/98           5,756   $ 3,592,296   $ 3,498,533     $  93,763
German Deutsche Marks,
  settling 9/15/98           3,800     2,113,224     2,142,626       (29,402)
Japanese Yen,
  settling 10/19/98        603,225     4,298,618     4,227,559        71,059
                                                                  -----------
                                                                   $ 135,420


2. OPTIONS TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less that the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying currency in determining whether the Fund has a realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a currency at a price different from the current market value.

There were no options written for the year ended July 31, 1998.


NOTE D: CAPITAL STOCK
There are 300,000,000 shares of $.01 par value common stock authorized, of which 13,071,872 shares were outstanding at July 31, 1998. During the year ended July 31, 1998 and the year ended July 31, 1997, the Fund did not issue shares in connection with the dividend reinvestment plan.


10


                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

NOTE E: YEAR 2000 (UNAUDITED)
Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. The Adviser, as well as Alliance Fund Services, have advised the Fund that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, the Adviser has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this report, the Fund and the Adviser have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by theFund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.


11


FINANCIAL HIGHLIGHTS                            ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                 YEAR ENDED JULY 31,
                                           -----------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 8.56       $ 8.00       $ 7.92       $ 8.12       $ 9.92

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .59          .58          .53          .59          .68
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.08)         .58          .13           -0-        (.89)
Net increase (decrease) in net asset
  value from operations                          .51         1.16          .66          .59         (.21)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.59)        (.58)        (.56)        (.48)        (.68)
Distributions in excess of net
  investment income                             (.04)        (.02)          -0-          -0-          -0-
Distributions from net realized gains             -0-          -0-          -0-          -0-        (.61)
Tax return of capital distribution                -0-          -0-        (.02)        (.31)        (.30)
Total dividends and distributions               (.63)        (.60)        (.58)        (.79)       (1.59)
Net asset value, end of year                  $ 8.44       $ 8.56       $ 8.00       $ 7.92       $ 8.12
Market value, end of year                     $ 7.9375     $ 7.875      $ 7.00       $ 7.50       $ 8.125

TOTAL RETURN
Total investment return based on: (a)
  Market value                                  8.90%       21.95%        1.08%        2.85%       (2.66)%
  Net asset value                               6.52%       15.99%        9.40%        8.67%       (3.16)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $110,315     $111,905     $104,546     $103,558     $105,830
Ratio of expenses to average net assets         1.18%        1.27%        1.28%        1.18%        1.20%
Ratio of net investment income to
  average net assets                            6.89%        7.00%        6.42%        7.62%        7.50%
Portfolio turnover rate                          230%         407%         375%         228%         297%
Average commission rate paid (b)                  --       $.0501           --           --           --


(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


12


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                            ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ACM GOVERNMENT OPPORTUNITY FUND, INC.

We have audited the accompanying statement of assets and liabilities of ACM Government Opportunity Fund, Inc., including the portfolio of investments, as of July 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Government Opportunity Fund, Inc. at July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
September 9, 1998


13


ADDITIONAL INFORMATION                          ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. First Data Investor Services Group, Inc. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachusetts 02104.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.


14


                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION
The Annual Meeting of Shareholders of the ACMGovernment Opportunity Fund, Inc. was held on May 28, 1998. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                     SHARES        SHARES VOTED
                                                                    VOTED FOR    WITHOUT AUTHORITY
----------------------------------------------------------------------------------------------------
1. To elect directors:   Class One Directors
                         (Term expires in 2001)
                         John H. Dobkin                             11,782,252        148,456
                         Clifford L. Michel                         11,806,868        123,839
                         Donald J. Robinson                         11,809,199        121,509

                         Class Two Director
                         (Term expires in 1999)
                         William H. Foulk, Jr.                      11,807,898        122,810



                                                      SHARES          SHARES        SHARES VOTED
                                                    VOTED FOR      VOTED AGAINST       ABSTAIN
----------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst &Young LLP
   as the Fund's independent auditors for the
   Fund's fiscal year ending July 31, 1998:         11,754,774          54,080        121,854


15


                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
BRUCE W. CALVERT, SENIOR VICE PRESIDENT
THOMAS PERKINS, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
CHRISTIAN G. WILSON, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY 10105

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
FIRST DATA INVESTOR SERVICES GROUP, INC.
53 State Street
Boston, MA 02109

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

CUSTODIAN
BANK OF NEW YORK
One Wall Street
New York, New York 10286

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Opportunity Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


16


ACM GOVERNMENT OPPORTUNITY FUND
Summary of General Information

THE FUND
ACM Government Opportunity Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide high current income. Its secondary objective is capital appreciation. The Fund invests principally in U.S. Government obligations. The Fund also has the flexibility to invest its assets in securities of selected foreign governments (maximum 35%) and equity securities (maximum 20%). Additionally, the Fund may use certain other investment techniques, including options and futures contracts. The investment adviser of the Fund is Alliance Capital
Management L.P.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACM OppFd". The Fund's NYSE trading symbol is "AOF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Bond Funds."

DIVIDEND REINVESTMENT PLAN
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund Shares.

For questions concerning shareholder account information or if you would like a brochure describing the Dividend Reinvestment Plan, please call First Data Investor Services Group, Inc. at 1-800-331-1710.

ACM GOVERNMENT OPPORTUNITY FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

OPPAR